Exhibit 99.1

BROCADE CONTACTS
Public Relations John Noh Tel: 408-333-5108 jnoh@brocade.com	Investor Relations Steve Coli Tel: 408-333-6208 scoli@brocade.com
Brocade Reports Fiscal Q3 2014 Results
Strength in SAN and Ethernet Switching Drives Improved Profit Margins
SAN JOSE, Calif., August 21, 2014 — Brocade® (NASDAQ: BRCD) today reported financial results for its third fiscal quarter ended August 2, 2014. Brocade reported third quarter revenue of $545 million, up 2% year-over-year and up 2% quarter-over-quarter. The Company reported GAAP diluted earnings per share (EPS) of $0.20, down from $0.26 in Q3 2013, and up from a loss per share of $(0.03) in Q2 2014. During Q3 2013, the Company recognized a gain of $77 million related to the litigation settlement with A10 Networks, which increased GAAP EPS by $0.13 in that quarter. During Q2 2014, the Company incurred a $83 million non-cash goodwill impairment charge associated with the strategic repositioning of the Brocade ADX® product family, which decreased GAAP EPS by $0.19 in that quarter. Non-GAAP diluted EPS was $0.23 for Q3 2014, up from $0.19 in both Q3 2013 and Q2 2014, primarily due to higher revenue, improved gross margin, and lower operating expenses.

“With another solid quarter behind us, we are seeing the tangible benefits of our data center focused strategy,” said Lloyd Carney, CEO of Brocade. “The resilience and durability of our SAN business, along with strong Brocade VDX® sales, validate our strategic direction. We continue to leverage our core competencies in hardware and software networking to position the company for growth, and we remain focused on delivering a world-class customer experience, even in the most demanding environments.”

Key Financial Metrics:

	Q3 2014		Q2 2014		Q3 2013		Q3 2014 vs. Q2 2014	Q3 2014 vs. Q3 2013
Revenue	$545	M	$537	M	$537	M	2%	2%
GAAP EPS—diluted	$0.20		$(0.03)		$0.26		N/A	(23%)
Non-GAAP EPS—diluted	$0.23		$0.19		$0.19		20%	23%
GAAP gross margin	66.3%		66.0%		63.0%		0.3 pts	3.3 pts
Non-GAAP gross margin	67.2%		66.7%		65.6%		0.5 pts	1.6 pts
GAAP operating margin	21.6%		3.8%		13.9%		17.8 pts	7.7 pts
Non-GAAP operating margin	25.7%		23.2%		21.6%		2.5 pts	4.1 pts
Cash provided by operations	$106	M	$168	M	$102	M	(37%)	4%
Share repurchases	$112	M	$50	M	$101	M	124%	11%
Please see important note of explanation on non-GAAP financial measures below, including a detailed reconciliation between GAAP and non-GAAP information in the tables included herein.
Highlights:

•
SAN business revenue, including products and services, was $380 million, up 3% year-over-year and flat sequentially. The year-over-year improvement was the result of 4% growth in SAN product revenue due to higher switch and director sales, partially offset by lower embedded product sales and the revenue impact from the divestiture of the HBA business during Q1 2014. The revenue performance was better than expected in a typically soft demand quarter.

•
IP Networking business revenue, including products and services, was $166 million, down 1% year-over-year and up 5% sequentially. The sequential increase was primarily due to higher sales of Ethernet switching products to the U.S. Federal government and strong Brocade VDX sales to data center customers, partially offset by lower routing sales to service provider customers and lower support revenue. Q3 2014 IP Networking product revenue was $133 million, down 1% year-over-year and up 9% sequentially. Ethernet switch revenue increased 17% year-over-year and 27% sequentially. Routing product revenue decreased 19% year-over-year and 20% sequentially, primarily due to a pause in some customer orders in anticipation of new products scheduled for release in fiscal Q4 2014.

•	During the quarter, the Company initiated a quarterly cash dividend of $0.035 per share of the Company’s common stock and repurchased 12.8 million shares for $112 million.

Board Declares Dividend:

•
The Brocade Board of Directors has declared a quarterly cash dividend of $0.035 per share of the Company’s common stock. The dividend payment will be made on October 2, 2014 to stockholders of record at the close of market on September 10, 2014.

Brocade management will host a conference call to discuss the fiscal third quarter results and the fiscal fourth quarter outlook today at 2:30 p.m. PT (5:30 p.m. ET). To access the webcast please go to www.brcd.com/events.cfm. A replay of the conference call, prepared comments and slides, as well as a written transcript, will be available at www.brcd.com.
Other Q3 2014 product, customer, and partner announcements are available at http://newsroom.brocade.com/.
Brocade (www.brocade.com)
130 Holger Way, San Jose, CA 95134
T. 408.333.8000 F. 408.333.8101

Financial Highlights and Additional Financial Information

	Q3 2014	Q2 2014	Q3 2013
Routes to market as a % of total net revenues:
OEM revenues	67%	68%	66%
Channel/Direct revenues	33%	32%	34%
10% or greater customer revenues	48%	56%	47%
Geographic split as a % of total net revenues (1):
Domestic revenues	56%	59%	61%
International revenues	44%	41%	39%
Segment split as a % of total net revenues:
SAN product revenues	60%	60%	59%
IP Networking product revenues	24%	22%	25%
Global Services revenues	16%	18%	16%
SAN business revenues (2)	70%	71%	69%
IP Networking business revenues (2)	30%	29%	31%
IP Networking business revenues by use category (3):
Data Center (4)	55%	57%	48%
Enterprise Campus	39%	37%	40%
Carrier Network (MAN/WAN)	6%	6%	12%

Additional information:	Q3 2014		Q2 2014		Q3 2013
GAAP net income (loss)	$87	M	$(14	)M	$119	M
Non-GAAP net income	$102	M	$87	M	$87	M
GAAP operating income	$118	M	$20	M	$74	M
Non-GAAP operating income	$140	M	$124	M	$116	M
Adjusted EBITDA (5)	$165	M	$146	M	$213	M
Effective GAAP tax provision rate	23.4%		225.1%		16.3%
Effective Non-GAAP tax provision rate	21.9%		24.6%		18.2%
Cash and cash equivalents	$1,149	M	$1,138	M	$790	M
Deferred revenues	$299	M	$304	M	$300	M
Capital expenditures	$14	M	$14	M	$10	M
Total debt, net of discount	$597	M	$598	M	$599	M
Cash, net of senior debt and capitalized leases	$547	M	$535	M	$186	M
Days sales outstanding	32 days		35 days		37 days
Employees at end of period	4,103		4,061		4,565
SAN port shipments	1.1	M	1.1	M	1.0	M
Please see important note of explanation on non-GAAP financial measures below, including a detailed reconciliation between GAAP and non-GAAP information in the tables included herein.

(1)
Revenues are attributed to geographic areas based on product delivery location. Since some OEM partners take delivery of Brocade products domestically and then ship internationally to their end users, the percentage of international revenues based on end-user location would likely be higher.

(2)	SAN and IP Networking business revenues include product, support, and services revenues.

(3)
Business revenue by use category is estimated based on analysis of the information the Company collects in its sales management system. The estimated percentage of revenue by use category may fluctuate quarter-to-quarter due to seasonality and the timing of large customer orders.

(4)	Data Center includes enterprise, service provider, and government data center revenues.

(5)	Adjusted EBITDA is as defined in the Company’s credit agreement.

Non-GAAP Financial Measures
This press release contains non-GAAP financial measures. In evaluating Brocade’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.
Management believes that non-GAAP financial measures used in this press release allow management to gain a better understanding of Brocade’s comparative operating performance both from period to period, and relative to its competitors’ operating results. Management also believes these non-GAAP financial measures help with the determination of Brocade’s baseline performance before gains, losses or charges that are considered by management to be outside ongoing operating results. Accordingly, management uses these non-GAAP financial measures for planning and forecasting of future periods and in making decisions regarding operations and the allocation of resources. Management believes these non-GAAP financial measures, when read in conjunction with Brocade’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Brocade’s ongoing operating results;

•	the ability to make more meaningful comparisons of Brocade’s operating performance against its industry and competitor companies;

•	the ability to better identify trends in Brocade’s underlying business and to perform related trend analysis;

•	a better understanding of how management plans and measures Brocade’s underlying business; and

•	an easier way to compare Brocade’s most recent results of operations against investor and analyst financial models.
Management excludes certain gains or losses and benefits or costs in determining non-GAAP net income that are the result of infrequent events or events that arise outside the ordinary course of Brocade’s continuing operations. Management believes that it is appropriate to evaluate Brocade’s operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include, but are not limited to: (i) legal provision or recovery associated with certain pre-acquisition litigation, (ii) call premium cost and write-off of original issue discount and debt issuance costs related to lenders that did not participate in refinancing, (iii) settlement gain associated with certain pre-acquisition-related litigation, (iv) restructuring, goodwill impairment, and other related costs, (v) gain on sale of network adapter business, (vi) gain on sale of non-marketable equity investment, and (vii) specific non-cash and non-recurring tax benefits or detriments.
Management also excludes the following non-cash charges in determining non-GAAP net income (i) stock-based compensation expense and (ii) amortization of purchased intangible assets. Because of varying use of valuation methodologies, subjective assumptions and the variety of award types, management believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Management also believes that the exclusion of expense associated with the amortization of acquisition-related intangible assets is appropriate because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and the exclusion of amortization expense allows comparisons of operating results that are consistent over time for Brocade’s newly acquired and long-held businesses.
Finally, management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.
Limitations These non-GAAP financial measures have limitations, however, because they do not include all items of income and expense that impact the company. Management compensates for these limitations by also considering Brocade’s GAAP results. The non-GAAP financial measures that Brocade uses are not prepared in accordance with, and should not be considered an alternative to measurements required by GAAP, such as operating income, net income and net income per share, and should not be considered measurements of Brocade’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measurements reported by other companies.

Cautionary Statement
This press release contains statements that are forward-looking in nature, including statements regarding Brocade’s strategy, operational performance and prospects for revenue growth. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, changes in IT spending levels in one or more of our target markets, Brocade’s ability to execute on its sale strategy, and the effect of increasing market competition and changes in the industry. Certain of these and other risks are set forth in more detail in “Item 1A. Risk Factors” in Brocade’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 3, 2014, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 26, 2013. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.
About Brocade
Brocade (NASDAQ: BRCD) networking solutions help the world’s leading organizations transition smoothly to a world where applications and information reside anywhere. (www.brocade.com)

ADX, Brocade, Brocade Assurance, the B-wing symbol, DCX, Fabric OS, HyperEdge, ICX, MLX, MyBrocade, OpenScript, VCS, VDX, and Vyatta are registered trademarks, and The Effortless Network and The On-Demand Data Center are trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. Other brands, products, or service names mentioned may be trademarks of others.

© 2014 Brocade Communications Systems, Inc. All Rights Reserved.

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended		Nine Months Ended
	August 2, 2014	July 27, 2013	August 2, 2014	July 27, 2013
	(In thousands, except per share amounts)
Net revenues:
Product	$457,797	$447,993	$1,375,282	$1,401,986
Service	87,667	88,558	271,627	262,078
Total net revenues	545,464	536,551	1,646,909	1,664,064
Cost of revenues:
Product	145,518	160,441	441,416	499,415
Service	38,233	37,908	116,818	118,410
Total cost of revenues	183,751	198,349	558,234	617,825
Gross margin	361,713	338,202	1,088,675	1,046,239
Operating expenses:
Research and development	84,152	92,969	261,862	289,088
Sales and marketing	137,262	139,220	409,524	433,547
General and administrative	22,140	18,526	63,395	57,640
Amortization of intangible assets	131	13,124	10,145	41,131
Restructuring, goodwill impairment, and other related costs	131	—	89,051	—
Gain on sale of network adapter business	—	—	(4,884)	—
Total operating expenses	243,816	263,839	829,093	821,406
Income from operations	117,897	74,363	259,582	224,833
Interest expense	(9,176)	(9,247)	(27,606)	(46,047)
Interest and other income, net	5,299	76,684	3,943	76,781
Income before income tax	114,020	141,800	235,919	255,567
Income tax expense	26,668	23,104	81,367	111,177
Net income	$87,352	$118,696	$154,552	$144,390
Net income per share—basic	$0.20	$0.26	$0.35	$0.32
Net income per share—diluted	$0.20	$0.26	$0.34	$0.31
Shares used in per share calculation—basic	432,448	449,446	436,396	452,474
Shares used in per share calculation—diluted	441,789	461,344	448,596	464,861

Cash dividends declared per share	$0.035	$—	$0.035	$—

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Three Months Ended		Nine Months Ended
	August 2, 2014	July 27, 2013	August 2, 2014	July 27, 2013
	(In thousands)
Net income	$87,352	$118,696	$154,552	$144,390
Other comprehensive income and loss, net of tax:
Unrealized gains (losses) on cash flow hedges:
Change in unrealized gains and losses	(155)	(1,000)	14	(2,998)
Net gains and losses reclassified into earnings	(218)	(10)	(217)	(214)
Net unrealized gains (losses) on cash flow hedges	(373)	(1,010)	(203)	(3,212)
Foreign currency translation adjustments	(191)	(1,470)	284	(3,612)
Total other comprehensive income (loss)	(564)	(2,480)	81	(6,824)
Total comprehensive income	$86,788	$116,216	$154,633	$137,566

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	August 2, 2014	October 26, 2013
	(In thousands, except par value)
ASSETS
Current assets:
Cash and cash equivalents	$1,149,387	$986,997
Accounts receivable, net of allowances for doubtful accounts of $531 and $575 at August 2, 2014, and October 26, 2013, respectively	191,816	249,598
Inventories	40,586	45,344
Deferred tax assets	113,133	98,018
Prepaid expenses and other current assets	47,238	42,846
Total current assets	1,542,160	1,422,803
Property and equipment, net	448,195	472,940
Goodwill	1,556,361	1,645,437
Intangible assets, net	22,703	40,258
Non-current deferred tax assets	792	1,585
Other assets	31,679	38,368
Total assets	$3,601,890	$3,621,391
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$84,242	$88,218
Accrued employee compensation	132,107	145,996
Deferred revenue	225,353	226,696
Current restructuring liabilities	2,670	16,418
Current portion of long-term debt	1,817	2,996
Other accrued liabilities	58,245	80,339
Total current liabilities	504,434	560,663
Long-term debt, net of current portion	595,420	596,208
Non-current restructuring liabilities	3,218	1,008
Non-current deferred revenue	73,714	76,426
Non-current income tax liability	45,271	38,680
Non-current deferred tax liabilities	41,679	—
Other non-current liabilities	1,553	1,593
Total liabilities	1,265,289	1,274,578
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.001 par value, 800,000 shares authorized:
Issued and outstanding: 432,664 and 445,285 shares at August 2, 2014, and October 26, 2013, respectively	433	445
Additional paid-in capital	1,765,589	1,915,152
Accumulated other comprehensive loss	(13,363)	(13,444)
Retained earnings	583,942	444,660
Total stockholders’ equity	2,336,601	2,346,813
Total liabilities and stockholders’ equity	$3,601,890	$3,621,391

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended
	August 2, 2014	July 27, 2013
	(In thousands)
Cash flows from operating activities:
Net income	$87,352	$118,696
Adjustments to reconcile net income to net cash provided by operating activities:
Excess tax benefits from stock-based compensation	(10,283)	(1,469)
Depreciation and amortization	20,443	45,647
Loss on disposal of property and equipment	152	984
Amortization of debt issuance costs and original issue discount	290	272
Net gain on sale of investment	(5,242)	—
Provision for doubtful accounts receivable and sales allowances	1,992	2,337
Non-cash compensation expense	21,574	18,769
Changes in assets and liabilities:
Accounts receivable	(5)	18,511
Inventories	187	2,310
Prepaid expenses and other assets	3,575	(67,303)
Deferred tax assets	(10)	22
Accounts payable	2,717	(7,052)
Accrued employee compensation	(26,398)	(28,294)
Deferred revenue	(4,593)	(1,974)
Other accrued liabilities	14,854	887
Restructuring liabilities	(574)	(188)
Net cash provided by operating activities	106,031	102,155
Cash flows from investing activities:
Proceeds from sale of non-marketable equity investment	10,748	—
Purchases of property and equipment	(13,780)	(10,381)
Net cash used in investing activities	(3,032)	(10,381)
Cash flows from financing activities:
Payment of debt issuance costs related to senior unsecured notes	—	(443)
Payment of principal related to capital leases	(633)	(561)
Common stock repurchases	(112,128)	(101,181)
Proceeds from issuance of common stock	26,763	35,959
Payment of cash dividends to stockholders	(15,270)	—
Excess tax benefits from stock-based compensation	10,283	1,469
Net cash used in financing activities	(90,985)	(64,757)
Effect of exchange rate fluctuations on cash and cash equivalents	(240)	(1,222)
Net increase in cash and cash equivalents	11,774	25,795
Cash and cash equivalents, beginning of period	1,137,613	764,298
Cash and cash equivalents, end of period	$1,149,387	$790,093

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended
	August 2, 2014	July 27, 2013
	(In thousands)
Cash flows from operating activities:
Net income	$154,552	$144,390
Adjustments to reconcile net income to net cash provided by operating activities:
Excess tax benefits from stock-based compensation	(37,698)	(6,909)
Non-cash tax charges	—	78,206
Depreciation and amortization	80,370	139,005
Loss on disposal of property and equipment	3,330	4,030
Gain on sale of network adapter business	(4,884)	—
Amortization of debt issuance costs and original issue discount	856	937
Call premium cost and write-off of original issue discount and debt issuance costs related to lenders that did not participate in refinancing	—	5,360
Net gain on sale of investment	(5,242)	—
Provision for doubtful accounts receivable and sales allowances	5,520	6,897
Non-cash compensation expense	61,214	57,091
Goodwill impairment charge	83,382	—
Changes in assets and liabilities:
Accounts receivable	52,261	7,950
Inventories	4,757	18,915
Prepaid expenses and other assets	(4,796)	(69,017)
Deferred tax assets	47	344
Accounts payable	(4,409)	(21,744)
Accrued employee compensation	(38,136)	(82,457)
Deferred revenue	(4,020)	5,950
Other accrued liabilities	48,178	(7,082)
Restructuring liabilities	(11,538)	(606)
Net cash provided by operating activities	383,744	281,260
Cash flows from investing activities:
Purchases of non-marketable equity investments	(223)	—
Proceeds from sale of non-marketable equity investment	10,748	—
Purchases of property and equipment	(41,175)	(41,949)
Net cash paid in connection with acquisition	—	(44,629)
Proceeds from collection of note receivable	250	—
Proceeds from sale of network adapter business	9,995	—
Net cash used in investing activities	(20,405)	(86,578)
Cash flows from financing activities:
Proceeds from senior unsecured notes	—	296,250
Payment of principal related to senior secured notes	—	(300,000)
Payment of debt issuance costs related to senior unsecured notes	—	(992)
Payment of principal related to capital leases	(2,382)	(1,536)
Common stock repurchases	(302,560)	(187,360)
Proceeds from issuance of common stock	81,293	71,858
Payment of cash dividends to stockholders	(15,270)	—
Excess tax benefits from stock-based compensation	37,698	6,909
Net cash used in financing activities	(201,221)	(114,871)
Effect of exchange rate fluctuations on cash and cash equivalents	272	(2,944)
Net increase in cash and cash equivalents	162,390	76,867
Cash and cash equivalents, beginning of period	986,997	713,226
Cash and cash equivalents, end of period	$1,149,387	$790,093

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended
	August 2, 2014	May 3, 2014	July 27, 2013
	(In thousands, except per share amounts)
Non-GAAP adjustments
Stock-based compensation expense included in cost of revenues	$4,121	$3,474	$3,858
Amortization of intangible assets expense included in cost of revenues	552	396	9,650
Total gross margin impact from non-GAAP adjustments	4,673	3,870	13,508

Stock-based compensation expense included in research and development	4,350	4,422	4,020
Stock-based compensation expense included in sales and marketing	7,592	8,462	7,164
Stock-based compensation expense included in general and administrative	5,511	4,694	3,727
Amortization of intangible assets expense included in operating expenses	131	131	13,124
Restructuring, goodwill impairment, and other related costs	131	82,703	—
Total operating income impact from non-GAAP adjustments	22,388	104,282	41,543

Gain on A10 litigation settlement, net	—	—	(76,816)
Gain on sale of non-marketable equity investment	(5,242)	—	—
Income tax effect of non-tax adjustments	(2,005)	(3,685)	3,716
Total net income impact from non-GAAP adjustments	$15,141	$100,597	$(31,557)

Gross margin reconciliation
GAAP gross margin	$361,713	$354,292	$338,202
Total gross margin impact from non-GAAP adjustments	4,673	3,870	13,508
Non-GAAP gross margin	$366,386	$358,162	$351,710
GAAP gross margin, as a percent of total net revenues	66.3%	66.0%	63.0%
Non-GAAP gross margin, as a percent of total net revenues	67.2%	66.7%	65.6%

Operating income reconciliation
GAAP operating income	$117,897	$20,195	$74,363
Total operating income impact from non-GAAP adjustments	22,388	104,282	41,543
Non-GAAP operating income	$140,285	$124,477	$115,906
GAAP operating income, as a percent of total net revenues	21.6%	3.8%	13.9%
Non-GAAP operating income, as a percent of total net revenues	25.7%	23.2%	21.6%

Net income (loss) and net income (loss) per share reconciliation
Net income (loss) on a GAAP basis	$87,352	$(13,684)	$118,696
Total net income impact from non-GAAP adjustments	15,141	100,597	(31,557)
Non-GAAP net income	$102,493	$86,913	$87,139
Non-GAAP net income per share—basic	$0.24	$0.20	$0.19
Non-GAAP net income per share—diluted	$0.23	$0.19	$0.19
Shares used in non-GAAP per share calculation—basic	432,448	436,167	449,446
Shares used in non-GAAP per share calculation—diluted	441,789	450,449	461,344